Exhibit 10.1

FORM OF SELLER AND SPONSOR MEMBER SUPPORT AGREEMENT

This Seller and Sponsor Member Support Agreement (this “Agreement”) is dated as of [ ● ], 2024, by and among AeroVironment, Inc., a Delaware corporation (“Parent”), BlueHalo Holdings Parent, LLC, a Delaware limited liability company (“Seller”) and [Sponsor Member] (the “Sponsor Member”). Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement (as defined below).

RECITALS

WHEREAS, as of the date hereof, the Sponsor Member is the holder of record and “beneficial owner” (within the meaning of Rule 13d-3 of the Exchange Act) of such number and type of equity securities of Seller as set forth on Schedule I attached hereto (all such equity securities, together with any equity securities of Seller of which ownership of record or the power to vote (including, without limitation, by proxy or power of attorney) is hereafter acquired by the Sponsor Member during the period from the date hereof through the Expiration Time (as defined below) are referred to herein as the “Seller Securities”);

WHEREAS, as of the date hereof, Seller is the holder of record and “beneficial owner” (within the meaning of Rule 13d-3 of the Exchange Act) of all of the issued and outstanding equity securities of BlueHalo Financing Topco, LLC, a Delaware limited liability company (the “Company”) (all such equity securities, together with any equity securities of the Company of which ownership of record or the power to vote (including, without limitation, by proxy or power of attorney) is hereafter acquired by Seller or the Sponsor Member during the period from the date hereof through the Expiration Time (as defined below) are referred to herein as the “Company Securities” and collectively with the Seller Securities, the “Subject Securities”);

WHEREAS, as of the date hereof, David Wodlinger and Henry Albers have been designated by and act on behalf of the Sponsor Member as members of the Seller Board of Managers (such Persons and any such Persons designated by the Sponsor Member to be members of the Seller Board of Managers during the period from the date hereof through the Expiration Time, the “Sponsor Member Managers”);

WHEREAS, contemporaneously with the execution and delivery of this Agreement, Parent, Archangel Merger Sub, LLC, a Delaware limited liability company (“Merger Sub”), Seller and the Company have entered into an Agreement and Plan of Merger (as amended or modified from time to time, the “Merger Agreement”), dated as of the date hereof, pursuant to which, among other transactions, Merger Sub will be merged with and into the Company, with the Company continuing on as the surviving company and a wholly owned subsidiary of Parent, on the terms and conditions set forth therein (the “Merger” and, together with the other transactions contemplated by the Merger Agreement, the “Transactions”);

WHEREAS, upon the Effective Time and except as otherwise set forth in the Merger Agreement, all of the Company Units issued and outstanding immediately prior to the Effective Time (other than Canceled Units) shall be automatically converted into the right to receive a number of shares of Parent Stock equal to the Aggregate Closing Consideration on the terms and subject to the conditions set forth in the Merger Agreement;

WHEREAS, immediately following the Effective Time and on the Closing Date, Seller shall consummate the Seller Liquidation and, immediately following the Seller Liquidation, the Seller Distribution shall be consummated on the terms and subject to the conditions set forth in the Merger Agreement; and

WHEREAS, as an inducement to Parent to enter into the Merger Agreement and to consummate the transactions contemplated therein, the parties hereto desire to agree to certain matters as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE I

SUPPORT AGREEMENT; COVENANTS

Section 1.1 Compliance with Merger Agreement. The Sponsor Member hereby acknowledges that it has read the Merger Agreement and this Agreement and has had the opportunity to consult with its tax and legal advisors. The Sponsor Member shall be bound by and comply with Sections 6.01 (Conduct of Seller and Acquired Companies), 6.03 (No Transfer; No Solicitation; Other Offers), 6.07 (Distribution Spreadsheet), 6.10 (Required Financial Statements), 7.02 (Reasonable Best Efforts), 7.03 (Regulatory Filings), 7.06 (Confidentiality; Public Announcements), 7.12 (Obligations in Respect of Financing) and 12.03 (Expenses) of the Merger Agreement (and any relevant definitions contained in any such Sections) to the same extent as such provisions apply to the Company or Seller as if the Sponsor Member was an original signatory to the Merger Agreement with respect to such provisions.

Section 1.2 No Transfer. During the period commencing on the date hereof and ending on the earliest to occur of (a) the Effective Time, (b) such date and time as the Merger Agreement shall be terminated in accordance with Article 11 (Termination) thereof, or (c) such date and time as this Agreement shall be terminated in accordance with Section 3.1 (the earliest of clause (a), (b) or (c) being the “Expiration Time”), except as expressly contemplated by the Merger Agreement or with the prior written consent of Parent, the Sponsor Member shall not (and shall cause Seller not to) and Seller shall not (i) sell, offer to sell, contract or agree to sell, transfer (including by operation of law), hypothecate, pledge, grant any option to purchase, encumber or otherwise dispose of or agree to dispose of, directly or indirectly, any Subject Securities, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Subject Securities (clauses (i) and (ii) collectively, a “Transfer”), (iii) enter into any Contract, option or other arrangement or undertaking with respect to the direct or indirect Transfer by the Sponsor Member or Seller of any Subject Securities, or (iv) knowingly take any action that would have the effect of preventing the Sponsor Member or Seller from performing its respective obligations hereunder or any other action in furtherance of any of the matters described in the foregoing clauses (i) through (iii); provided, however, that the foregoing shall not apply to any Transfer to Affiliates of the Sponsor Member or Seller, provided that such transferee agrees in a written agreement reasonably satisfactory to Parent to be bound by this Agreement to the same extent as such Seller or Sponsor Member with respect to such transferred Subject Securities prior to the occurrence of such Transfer. Any Transfer or attempted Transfer of any Subject Securities in violation of any provision of this Agreement shall be void ab initio and of no force or effect.

Section 1.3 New Securities. In the event that, during the period commencing on the date hereof and ending at the Expiration Time, (a) any Subject Securities are issued to the Sponsor Member or Seller after the date of this Agreement pursuant to any dividend, split, recapitalization, reclassification, combination or exchange of Subject Securities or otherwise, (b) the Sponsor Member or Seller purchases or otherwise acquires beneficial ownership of any Subject Securities or (c) the Sponsor Member or Seller acquire the right to vote or share in the voting of any Subject Securities (collectively the “New Securities”), then such New Securities acquired or purchased by the Sponsor Member or Seller shall be subject to the terms of this Agreement to the same extent as if they constituted the Subject Securities owned by the Sponsor Member or Seller as of the date hereof.

Section 1.4 Sponsor Member Agreements. Hereafter until the Expiration Time, each of the Sponsor Member and Seller hereby unconditionally and irrevocably agrees (i) to take all actions necessary to cause the Sponsor Member Managers to vote or provide consent (or cause to be voted or consented) at any meeting of the Seller Board of Managers (in each case, including any adjournment or postponement thereof) and in any action by written consent of the Seller Board of Managers, and (ii) that, (A) at any meeting of the Seller Members (in each case, including any adjournment or postponement thereof), and in any action by written consent of the Seller Members, requested by the Seller Board of Managers or the Company Board of Managers or otherwise undertaken as contemplated by the Transactions, including in the form attached as Exhibit A-1 (the “Seller Member Written Consent”) (which written consent shall be delivered as promptly as reasonably practicable, and in any event within two (2) Business Days, following the time at which the Registration Statement shall have been declared effective and delivered or otherwise made available to the Seller Members) and (B) at any meeting of the equity holders of the Company (in each case, including any adjournment or postponement thereof), and in any action by written consent of the equity holders of the Company, requested by the Seller Board of Managers or the Company Board of Managers or otherwise undertaken as contemplated by the Transactions, including in the form attached as Exhibit A-2 (the “Company Member Written Consent”) (which written consent shall be delivered immediately following the delivery of the Seller Member Written Consent), (x) the Sponsor Member shall (or shall cause Seller to) and Seller shall, if a meeting is held, appear at the meeting, in person or by proxy, or otherwise cause its Subject Securities to be counted as present thereat for purposes of establishing a quorum, (y) the Sponsor Member shall (or shall cause Seller to) and Seller shall vote or provide consent (or cause to be voted or consented), in person or by proxy, all of its Subject Securities and (z) as promptly as reasonably practicable, and in any event within two (2) Business Days, following the time at which the Registration Statement shall have been declared effective and delivered or otherwise made available to the Seller Members, Seller shall solicit the approval by written consent in the form of the Seller Member Written Consent from Seller Members sufficient for the Requisite Seller Member Approval, in each case, with respect to clauses (i) through (iii) above:

(a)	to approve and adopt the Merger Agreement and the Transactions, including the Seller Liquidation and the Seller Distribution in accordance with the terms of the Merger Agreement;

(b)	in any other circumstances upon which a consent or other approval is required under the Seller LLCA or the Company LLCA or a consent or other approval is otherwise sought with respect to the Merger Agreement or the Transactions, to vote, consent or approve (or cause to be voted, consented or approved) all of the Subject Securities held by the Sponsor Member and Seller at such time in favor thereof;

(c)	against any proposal (including any proposal to amend the Seller LLCA or the Company LLCA) that would change the composition of the Seller Board of Managers such that the Sponsor Member Managers would no longer represent a majority of the voting power of the members of the Seller Board of Managers;

(d)	against and withhold consent with respect to any Company Acquisition Proposal; and

(e)	against any and all other proposals that would delay or impair the ability of the Company or Seller to consummate the Transactions.

The Sponsor Member hereby agrees that it shall not (and shall cause Seller and the Sponsor Member Managers not to) and Seller hereby agrees that it shall not, commit or agree to take any action inconsistent with the foregoing.

Section 1.5 Proxy.

(a) Without limiting any other rights or remedies of Seller, during the period commencing on the date hereof and ending at the Expiration Time, the Sponsor Member hereby irrevocably appoints Seller or any Person designated by Seller as the Sponsor Member’s agent, attorney-in-fact and proxy (with full power of substitution and resubstituting), for and in the name, place and stead of the Sponsor Member, to attend on behalf of the Sponsor Member any meeting of the Seller Members with respect to the matters described in Section 1.4, to include the Subject Securities in any computation for purposes of establishing a quorum at any such meeting of the Seller Members, to vote (or cause to be voted) the Subject Securities or consent (or withhold consent) with respect to any of the matters described in Section 1.4 in connection with any meeting of the Seller Members or any action by written consent by the Seller Members, in each case, in the event that the Sponsor Member fails to perform or otherwise comply with the covenants, agreements or obligations set forth in Section 1.4.

(b) The proxy granted by the Sponsor Member pursuant to Section 1.4(a) is coupled with an interest sufficient in Law to support an irrevocable proxy and is granted in consideration for Parent entering into the Merger Agreement and agreeing to consummate the transactions contemplated thereby. The proxy granted by the Sponsor Member pursuant to Section 1.5(a) is also a durable proxy and shall survive the bankruptcy, dissolution, death, incapacity or other inability to act by the Sponsor Member and shall revoke any and all prior proxies granted by the Sponsor Member with respect to the Subject Securities. The vote or consent of the proxyholder in accordance with Section 1.5(a) and with respect to the matters in Section 1.4 shall control in the event of any conflict between such vote or consent by the proxyholder of the Subject Securities and a vote or consent by the Sponsor Member of the Subject Securities (or any other Person with the power to vote the Subject Securities) with respect to the matters in Section 1.4. The proxyholder may not exercise the proxy granted pursuant to Section 1.5(a) on any matter except those provided in Section 1.4. For the avoidance of doubt, the Sponsor Member may vote the Subject Securities on all other matters, subject to, for the avoidance of doubt, the other applicable covenants, agreements and obligations set forth in this Agreement.

Section 1.6 No Challenges. Seller agrees not to (and the Sponsor Member shall cause Seller not to) and the Sponsor Member agrees not to commence, join in, facilitate, assist or knowingly encourage, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, Merger Sub, Seller, the Company or any of their respective successors or directors (a) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement (including any claim seeking to enjoin or delay the Closing) or (b) alleging a breach of any fiduciary duty of any person, in each case, in connection with the evaluation, negotiation or entry into this Agreement, the Merger Agreement or the Transactions (including the Seller Liquidation and Seller Distribution).

Section 1.7 Appraisal Rights. Seller hereby irrevocably waives and agrees not to (and the Sponsor Member shall cause the Seller not to) and the Sponsor Member hereby irrevocably waives and agrees not to exercise any rights of appraisal or rights to dissent from Transactions that he, she or it may have with respect to the Subject Securities under Applicable Law and agree not to commence, participate in, assist or knowingly encourage in any way any Proceeding to seek (or file any petition related to) appraisal or rights to dissent from the Transactions.

Section 1.8 Shareholder Agreement. The Sponsor Member has delivered (or Seller has caused the Sponsor Member to deliver), substantially simultaneously with the execution and delivery of the Merger Agreement, a duly executed copy of the Shareholder Agreement in substantially the form attached as Exhibit C to the Merger Agreement, which shall be effective as of the Effective Time in accordance with its terms.

Section 1.9 Further Assurances. Seller shall (and shall cause the Sponsor Member to) and the Sponsor Member shall execute and deliver, or cause to be delivered, such additional documents, and take, or cause to be taken, all such further actions and do, or cause to be done, all things reasonably necessary (including under applicable Laws), in each case as reasonably requested by Parent to effect the transactions contemplated by this Agreement on the terms and subject to the conditions set forth herein.

Section 1.10 No Inconsistent Agreement. Each of Seller and the Sponsor Member hereby represents and covenants that each of Seller and the Sponsor Member has not entered into, and prior to the Expiration Time, shall not enter into, any agreement that would in any material respect restrict, limit or interfere with the performance of Seller or the Sponsor Member’s obligations hereunder.

Section 1.11 Consent to Disclosure. Each of Seller and the Sponsor Member hereby consents to the publication and disclosure in the Registration Statement (and, as and to the extent otherwise required by applicable securities Laws or the SEC or any other securities authorities, any other documents or communications provided by Parent, Seller or the Company to any Governmental Authority or to securityholders of Parent) of Seller’s or the Sponsor Member’s identity and beneficial ownership of Subject Securities and the nature of Seller’s or the Sponsor Member’s commitments, arrangements and understandings under and relating to this Agreement and, if deemed appropriate by Parent, a copy of this Agreement. Each of Seller and the Sponsor Member will promptly provide any information reasonably requested by Parent that is necessary for any regulatory application or filing made or approval sought in connection with the Transactions (including filings with the SEC).

ARTICLE II

REPRESENTATIONS AND WARRANTIES

Section 2.1 Representations and Warranties of the Sponsor Members. Each of Seller and the Sponsor Member represents and warrants as of the date hereof to Parent as follows:

(a) Organization and Standing. Each of Seller and the Sponsor Member is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation.

(b) Authority for Agreements. Each of Seller and the Sponsor Member has all requisite corporate, limited liability company, or other analogous organizational power and corporate, limited liability company, or other analogous organizational authority to enter into this Agreement and any other ancillary agreements to which the Sponsor Member is a party in connection with the Merger (collectively, the “Related Agreements”) and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and any other Related Agreements to which Seller or the Sponsor Member is a party by Seller or the Sponsor Member and the consummation by Seller or the Sponsor Member of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of Seller and the Sponsor Member, and no further action is required on the part of Seller and the Sponsor Member (or their respective stockholders, shareholders, limited or general partners, or other equity or interest holders of Seller or the Sponsor Member) to authorize this Agreement and any other Related Agreements to which Seller or the Sponsor Member is a party and the transactions contemplated hereby and thereby. This Agreement and each of the other Related Agreements to which Seller or the Sponsor Member is a party have been duly executed and delivered by Seller and the Sponsor Member and, assuming the due authorization, execution and delivery by the other parties hereto and thereto, constitute valid and binding obligations of Seller and the Sponsor Member enforceable against it in accordance with their respective terms, subject to (A) laws of general application relating to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and (B) rules of law governing specific performance, injunctive relief, other equitable remedies and other general principles of equity.

(c) Ownership. Each of Seller and the Sponsor Member is the record and beneficial owner (as defined in Rule 13d-3 of the Exchange Act) of, and has good title to, all of such party’s Subject Securities, and there exist no Liens or any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such Subject Securities (other than transfer restrictions under the Securities Act)) affecting any such Subject Securities, other than Liens pursuant to (i) this Agreement, (ii) Company LLCA or the Seller LLCA, (iii) the Merger Agreement, or (iv) any applicable securities Laws. Each of Seller’s or the Sponsor Member’s Subject Securities are the only equity securities in the Company or Seller owned of record or beneficially by Seller or the Sponsor Member on the date of this Agreement, and none of Seller’s or the Sponsor Member’s Subject Securities are subject to any proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Securities, except as provided hereunder and under the Seller LLCA and the Company LLCA. Other than the Subject Securities, each of Seller and the Sponsor Member does not hold or own any rights to acquire (directly or indirectly) any equity securities of Seller or the Company or any equity securities convertible into, or which can be exchanged for, equity securities of Seller or the Company.

(d) No Conflicts. The execution and delivery by Seller and the Sponsor Member of this Agreement and any other Related Agreement to which Seller or the Sponsor Member is a party, and the consummation of the transactions contemplated hereby and thereby, do not conflict with or result in any violation of or default in any respect under (with or without notice or lapse of time, or both) (A) any provision of the organizational documents of Seller or the Sponsor Member, as applicable, each as amended to date and currently in effect, (B) any Contract to which Seller or the Sponsor Member is a party or by which any of their respective properties or assets may be bound or (C) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Seller or the Sponsor Member or any of their respective properties or assets (whether tangible or intangible), except in the case of clauses (B) and (C), such conflict, violation or default that would not, individually or in the aggregate, have a material effect on Seller’s or the Sponsor Member’s ability to perform its obligations under this Agreement.

(e) Litigation. As of the date hereof, there is no action, suit, claim, litigation, arbitration or other Proceeding of any nature pending, or to the knowledge of Seller or the Sponsor Member, threatened in writing, against Seller or the Sponsor Member or their respective properties (tangible or intangible) (or any of Seller or the Sponsor Member’s officers or directors (in their capacities as such)), nor to Seller or the Sponsor Member’s knowledge is there any investigation pending or threatened in writing by any Governmental Authority against Seller or the Sponsor Member or any of their respective properties (whether tangible or intangible) (or any of Seller or the Sponsor Member’s officers or directors (in their capacities as such)), arising out of or that relates in any way to (i) this Agreement, the Merger Agreement, any other Related Agreements to which Seller or the Sponsor Member is a party or any of the transactions contemplated hereby or thereby, (ii) Seller or the Sponsor Member’s beneficial ownership of the Subject Securities or rights to acquire Subject Securities, (iii) Seller’s capacity as sole member of the Company or the Sponsor Member’s capacity as a Seller Member or (iv) any other agreement between the Sponsor Member (or any of its Affiliates) and Seller and the Company (or any of its respective Affiliates). As of the date hereof, there is no action, suit, claim or other Proceeding pending or, to the knowledge of Seller or the Sponsor Member, threatened in writing against Seller or the Sponsor Member with respect to which Seller or the Sponsor Member has a contractual right or a right pursuant to the DGCL or DLLCA to indemnification from an Acquired Company related to facts and circumstances existing prior to the Effective Time. As of the date hereof, there is no action, suit, claim or other Proceeding pending or, to the knowledge of Seller or the Sponsor Member, threatened in writing against Seller or the Sponsor Member that would prevent, enjoin or materially delay the performance by Seller or the Sponsor Member of its obligations under this Agreement.

(f) Access to Information. Each of Seller and the Sponsor Member has carefully read this Agreement, the Merger Agreement and the other Related Agreements to which Seller or the Sponsor Member is a party and has had the opportunity to discuss the requirements of this Agreement, the Merger Agreement and such other Related Agreements with such party’s professional advisors to the extent such party has deemed necessary. Each of Seller and the Sponsor Member hereby acknowledges and agrees that such party has had access to adequate information regarding this Agreement, the Merger Agreement and any other Related Agreements to which Seller or the Sponsor Member is a party and the transactions contemplated hereby and thereby, including the Merger, to enable such party to evaluate the risks and merits of this Agreement. Each of Seller and the Sponsor Member acknowledges that the agreements contained herein with respect to the Subject Securities held by Seller or the Sponsor Member are irrevocable and result in the waiver of any rights of the undersigned to demand appraisal in connection with the Merger under Section 18-210 of the DLLCA and Section 262 of the DGCL or any other Applicable Law.

(g) Brokers and Finders. Except for J.P. Morgan Securities LLC, no Person has acted on behalf of Seller or the Sponsor Member in such manner as to incur any liability for brokerage or finders’ fees or agents’ commissions, fees related to investment banking or similar advisory services or any similar charges in connection with this Agreement, the Merger Agreement or any Related Agreements or any transaction contemplated hereby or thereby, nor will Parent, any Acquired Company or their respective Affiliates incur, directly or indirectly, any such liability based on arrangements made by or on behalf of Seller or the Sponsor Member.

Section 2.2 Representations and Warranties of Parent. Parent represents and warrants as of the date hereof to each of Seller and the Sponsor Member as follows:

(a) Authority for Agreement. Parent has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation by Parent of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Parent, and no further action is required on the part of Parent to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly executed and delivered by Parent and, assuming the due authorization, execution and delivery by the other parties hereto, constitute valid and binding obligations of Parent enforceable against it in accordance with their respective terms, subject to (A) laws of general application relating to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and (B) rules of law governing specific performance, injunctive relief, other equitable remedies and other general principles of equity.

(b) No Conflicts. The execution and delivery by Parent of this Agreement and the consummation of the transactions contemplated hereby do not conflict with or result in any violation of or default in any respect under (with or without notice or lapse of time, or both) (A) any provision of the organizational documents of Parent, each as amended to date and currently in effect, (B) any Contract to which Parent is a party or by which any of their respective properties or assets may be bound or (C) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Parent, except in the case of clauses (B) and (C), such conflict, violation or default that would not, individually or in the aggregate, have a material adverse effect on Parent’s ability to perform its obligations under this Agreement.

ARTICLE III

MISCELLANEOUS

Section 3.1 Termination. This Agreement and all of its provisions shall terminate and be of no further force or effect upon the earlier of (a) the Expiration Time and (b) the written agreement of Parent, Seller and the Sponsor Member. Upon such termination of this Agreement, all obligations of the parties under this Agreement will terminate, without any liability or other obligation on the part of any party hereto to any Person in respect hereof or the transactions contemplated hereby, and no party hereto shall have any claim against another (and no person shall have any rights against such party), whether under contract, tort or otherwise, with respect to the subject matter hereof; provided, however, that the termination of this Agreement shall not relieve any party hereto from liability arising in respect of any willful and material breach of this Agreement prior to such termination. This ARTICLE III shall survive the termination of this Agreement.

Section 3.2 Non-Survival of Representations and Warranties. None of the representations and warranties in this Agreement or in any schedule or other document delivered pursuant to this Agreement shall survive the Expiration Time or the termination of this Agreement.

Section 3.2 Miscellaneous. Sections 12.04 (Remedies Cumulative; Specific Performance), 12.05(b) (Severability), 12.07 (Governing Law), 12.08 (Jurisdiction) and 12.09 (Waiver of Jury Trial) of the Merger Agreement are incorporated herein by reference and shall apply to this Agreement, mutatis mutandis.

Section 3.3 Assignment. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. Except by the Sponsor Member or Seller in connection with a transfer of Subject Securities permitted by Section 2.1 herein, neither this Agreement nor any of the rights, interests or obligations hereunder will be assigned (including by operation of Law) without the prior written consent of the parties hereto.

Section 3.4 Amendment; Waiver. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by Parent, the Sponsor Member and Seller.

Section 3.5 Notices. All notices and other communications among the parties hereto shall be in writing and shall be deemed to have been duly given (a) when delivered in person, (b) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (c) when delivered by FedEx or other nationally recognized overnight delivery service or (d) when e-mailed during normal business hours (and otherwise as of the immediately following Business Day), addressed as follows:

If to Parent:

AeroVironment, Inc.
900 Innovators Way
Simi Valley, CA 93065
Attention:	Melissa Brown; Jonah Teeter-Balin
Email:	[***]

with a copy to (which will not constitute notice):

Latham & Watkins LLP
1271 Avenue of the Americas
New York, New York 10020
Attention:	Charles Ruck; Tessa Bernhardt; Leah Sauter
Email:	charles.ruck@lw.com; tessa.bernhardt@lw.com; leah.sauter@lw.com

If to Seller:

BlueHalo, LLC
4601 N Fairfax Dr, Suite 900
Arlington, VA 22203
Attention:	Jonathan Moneymaker; Robert Richards
Email:	[***]

with a copy to (which will not constitute notice):

c/o Arlington Capital Partners
7272 Wisconsin Avenue, 15th Floor
Bethesda, MD 20814
Attention:	David Wodlinger; Henry Albers; Chris Aguemon; Carter Button
Email:	[***]

and

Goodwin Procter LLP
1900 N Street NW
Washington, DC 20036
Attention:	Joshua Klatzkin; Joshua Zachariah; Blake Liggio;
Matthew M. Mauney; Caitlin Tompkins
Email:	jklatzkin@goodwinlaw.com; jzachariah@goodwinlaw.com;
bliggio@goodwinlaw.com; mmauney@goodwinlaw.com;
ctompkins@goodwinlaw.com

If to the Sponsor Member:

BH ACP Holdings, L.P.
c/o Arlington Capital Partners
7272 Wisconsin Avenue, 15th Floor
Bethesda, MD 20814
Attention:	David Wodlinger; Henry Albers; Chris Aguemon; Carter Button
Email:	[***]

with a copy to (which will not constitute notice):

Goodwin Procter LLP
1900 N Street NW
Washington, DC 20036
Attention:	Joshua Klatzkin; Joshua Zachariah; Blake Liggio;
Matthew M. Mauney; Caitlin Tompkins
Email:	jklatzkin@goodwinlaw.com; jzachariah@goodwinlaw.com;
bliggio@goodwinlaw.com; mmauney@goodwinlaw.com;
ctompkins@goodwinlaw.com

Notwithstanding the foregoing, in the event notice is delivered pursuant to this Section 3.5 by a means other than email, such party shall email such notice within one (1) Business Day of delivery of such notice by such other means.

Section 3.6 Counterparts. This Agreement may be executed in two or more counterparts (any of which may be delivered by electronic transmission), each of which shall constitute an original, and all of which taken together shall constitute one and the same instrument.

Section 3.7 Entire Agreement. This Agreement and the agreements referenced herein constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersede all prior understandings, agreements or representations by or among the parties hereto to the extent they relate in any way to the subject matter hereof.

Section 3.8 Interpretation. The parties hereto each hereby agree that covenant, agreement, promise, representation and/or warranty contained in this Agreement shall be made on a several and joint basis by each party hereto.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

IN WITNESS WHEREOF, Seller, the Sponsor Member and Parent have each caused this Seller and Sponsor Member Support Agreement to be duly executed as of the date first written above.

SELLER:

BLUEHALO HOLDINGS PARENT, LLC

By:
Name:
Title:

IN WITNESS WHEREOF, Seller, the Sponsor Member and Parent have each caused this Seller and Sponsor Member Support Agreement to be duly executed as of the date first written above.

SPONSOR MEMBER:

[NAME]

By:
Name:
Title:

IN WITNESS WHEREOF, Seller, the Sponsor Members and Parent have each caused this Seller and Sponsor Member Support Agreement to be duly executed as of the date first written above.

PARENT:

AEROVIRONMENT, INC.

By:
Name:
Title:

Schedule I

Subject Securities

Sponsor Member	Preferred A Equity	Preferred B Equity	Preferred C Equity	Common Equity

Exhibit A-1

Seller Member Written Consent

[See attached]

Exhibit A-2

Company Member Written Consent

[See attached]